UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2010

Santander BanCorp
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	00115849	660573723
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

B-7 Calle Tabonuco, Suite 1800, Guaynabo, Puerto Rico		00968
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(787) 756-6580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 16, 2010, the Compensation Committee of the Board of Directors of Santander BanCorp (the "Company") approved an increase in the base annual salary of Mr. Juan Moreno from $775,000 to $850,000 for the Company’s fiscal year ending on December 31, 2010. Mr. Moreno is the CEO and President of the Company. The salary increase is effective as of January 1, 2010. All the other terms of Mr. Moreno’s current employment agreement with the Company remain the same.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santander BanCorp

February 22, 2010	By:	Rafael S. Bonilla

Name: Rafael S. Bonilla
Title: Senior Vice President and General Counsel